UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):
April 1, 2009

FRANKLIN COVEY CO.

(Exact name of registrant as specified in its charter)

Commission File No. 1-11107

Utah	87-0401551
(State or other jurisdiction of incorporation)	(IRS Employer Identification Number)

2200 West Parkway Boulevard
Salt Lake City, Utah  84119-2099
(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code:  (801) 817-1776

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

[ ]      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

Item 8.01    Other Events

On April 1, 2009, Franklin Covey Co. announced it will report its second quarter fiscal 2009 results after the market close on Thursday, April 9, 2009, to be followed by a conference call at 5:00 p.m. Eastern time (3:00 p.m. Mountain daylight time).

Interested persons can participate by dialing 1-888-396-2298 (International participants may dial 1-617-847-8708), access code: 60817610.  Alternatively, a webcast will be accessible at the following web site: http://phx.corporate-ir.net/phoenix.zhtml?p=irol-eventDetails&c=102601&eventID=2150142.

A replay will be available from April 9 through April 16, 2009 by dialing 1-888-286-8010 (International participants may dial 1-617-801-6888), access code: 66849530.  The webcast will remain accessible through April 16, 2009 on the Investor Relations area of the Company’s Web site at:  http://investor.franklincovey.com/phoenix.zhtml?c=102601&p=irol-IRHome.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRANKLIN COVEY CO.

Date:	April 1, 2009	By:	/s/ Stephen D. Young
Stephen D. Young
Chief Financial Officer